Exhibit 10.1
AMENDMENT NO. 3 TO
NOTE PURCHASE AGREEMENT

This Amendment No. 3 to Note Purchase Agreement (this “Amendment”) is entered into by and among Centessa Pharmaceuticals plc, a public company incorporated under the laws of England & Wales (“Issuer”), the undersigned Guarantors (together with Issuer, the “Obligors”), Three Peaks Capital Solutions Aggregator Fund (“Purchaser”) and Cocoon SA LLC, as agent for the Purchasers (“Purchaser Agent”, and together with the Obligors and Purchaser, the “Parties” and each, a “Party”), effective as of June 23, 2023.
    WHEREAS, the Obligors, Purchaser and Purchaser Agent are party to that certain Note Purchase Agreement, dated as of October 1, 2021, as amended by that certain Amendment to Note Purchase Agreement and Waiver dated as of February 11, 2022 and that certain Amendment No. 2 to Note Purchase Agreement dated as of November 7, 2022 (the “Existing Note Purchase Agreement”, and the Existing Note Purchase Agreement as amended by this Amendment, the “Amended Note Purchase Agreement”; capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Existing Note Purchase Agreement or Amended Note Purchase Agreement, as applicable);
    WHEREAS, Issuer has requested an amendment to the Existing Note Purchase Agreement replacing LIBOR (as defined in the Existing Note Purchase Agreement) with Term SOFR (as defined in the Amended Note Purchase Agreement); and
WHEREAS, in order to effect the foregoing, without waiving or altering any previously-agreed conditions, requirements, or representations made in any prior agreement between the Parties, the Parties wish to amend the Existing Note Purchase Agreement pursuant to Section 13.6 thereof, as more fully set forth in this Amendment.
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto intending to be legally bound do hereby agree as follows:
1.Amendments to Existing Note Purchase Agreement. Subject to Section 2 of this Amendment, the Existing Note Purchase Agreement (including the schedules and exhibits thereto) is hereby amended as set forth in Exhibit A hereto (stricken text shall be deleted from the Existing Note Purchase Agreement (indicated textually in the same manner as the following example: ~~stricken text~~) and double-underlined text shall be added to the Existing Note Purchase Agreement (indicated textually in the same manner as the following examples: double-underlined text or double-underlined text)); provided that, notwithstanding the effectiveness of this Amendment, the replacement of LIBOR with Term SOFR pursuant to the terms of this Amendment and the Amended Note Purchase Agreement shall take effect on July 1, 2023.
2.Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions:
1.1Purchaser Agent shall have received this Amendment, duly executed by Issuer, the other Obligors, Purchaser Agent, the Required Purchasers and each affected Purchaser as required by Section 13.6 of the Existing Note Purchase Agreement; and
1.2Issuer shall have paid to Purchaser Agent or as directed by Purchaser Agent all Reimbursable Expenses for documentation and negotiation of this Amendment, or otherwise submitted in writing for reimbursement in accordance with Section 2.5 of the Amended Note Purchase Agreement, subject to the applicable payee having provided to Issuer customary documentation required by Issuer in order to make such payment, provided that Issuer agrees such documentation has already been provided to Issuer by Purchaser Agent’s U.S. counsel.

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3.Representations and Warranties.
1.1The execution, delivery and performance by each Obligor of this Amendment has been duly authorized by all necessary corporate or other organizational action. This Amendment and the Amended Note Purchase Agreement constitute each Obligor’s legal, valid and binding obligation, enforceable against it in accordance with its terms.

1.2All written certificates and written statements heretofore furnished to Purchaser Agent or any Purchaser by or on behalf of any Obligor for purposes of or in connection with this Amendment or any transaction contemplated hereby do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being recognized that the projections and forecasts provided by Issuer in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

1.3Each of the representations and warranties in Article V of the Amended Note Purchase Agreement are true, accurate and complete in all material respects as of the date hereof; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

1.4No Event of Default or Default under any of the Note Documents has occurred and be continuing, on or prior to the effective date of this Amendment.

4.Release of Claims.
1.1Each of the Obligors hereby absolutely and unconditionally releases and forever discharges Purchaser Agent and each Purchaser, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, attorneys and employees of any of the foregoing (each, a “Releasee” and collectively, the “Releasees”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise (each, a “Claim” and collectively, the “Claims”), which such Obligor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. Each of the Obligors understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each of the Obligors agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.
1.2Each of the Obligors hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Obligor pursuant to Section 4.1 above. If any Obligor violates the foregoing covenant, such Obligor, for itself and its successors and assigns, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees, costs and expenses incurred by any Releasee as a result of such violation.

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5.General.
1.1Each of the Obligors, hereby (i) acknowledges and agrees that all of its obligations under the Amended Note Purchase Agreement and each other Note Document and under any other document or instrument executed and delivered or furnished in connection with such Note Documents are reaffirmed and remain in full force and effect on a continuous basis, including, for the avoidance of doubt, after giving effect to this Amendment, (ii) acknowledges, agrees and reaffirms that each Lien granted by it to Purchaser Agent under the Note Documents for the ratable benefit of the Purchasers is and shall remain in full force and effect after giving effect to this Amendment, (iii) agrees that the Obligations secured by the Note Document to which it is a party shall include all Obligations arising after giving effect to this Amendment and (iv) agrees that the Guaranteed Obligations guaranteed by the Guaranty to which it is a party shall include all Obligations arising after giving effect to this Amendment.
1.2(i) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Purchasers or Purchaser Agent under the Amended Note Purchase Agreement or any other Note Document or constitute a waiver of any provision of the Amended Note Purchase Agreement or any other Note Document document and (ii) this Amendment shall not by implication, course of dealing or otherwise limit, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements in the Note Documents, in each case, except to the extent limited, modified, amended or affected by this Amendment.
1.3Except as expressly modified by this Amendment, the terms and provisions of the Existing Note Purchase Agreement shall remain unchanged and in full force and effect in accordance with its terms. In the event of any inconsistencies between the provisions of this Amendment and the provisions of Amended Note Purchase Agreement or any other Note Document, the provisions of this Amendment shall govern and prevail. For the avoidance of doubt, this Amendment is a Note Document.
1.4This Amendment shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the state of New York, (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).
1.5The provisions of Article X (Notices; Service of Process), Article XI (Choice of Law, Venue and Jury Trial Waiver), Section 13.4 (Severability of Provisions), Section 13.6 (Amendments in Writing; Integration) and Section 13.7 (Counterparts) of the Amended Note Purchase Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis.
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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the date first written above.

ISSUER:

CENTESSA PHARMACEUTICALS PLC

By: /s/ Saurabh Saha
Name: Saurabh Saha
Title: Director

GUARANTORS:

PALLADIO BIOSCIENCES, INC.

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

CENTESSA PHARMACEUTICALS, INC.

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

CARDIOKINE, INC.

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

CARDIOKINE BIOPHARMA LLC

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Authorized Signatory

CENTESSA LIMITED

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director
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GUARANTORS (CONT’D)

APCINTEX LIMITED

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

CAPELLA BIOSCIENCE LTD

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

INEXIA LIMITED

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

JANPIX LIMITED

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

LOCKBODY THERAPEUTICS LTD

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

CENTESSA PHARMACEUTICALS (MORPHOGEN-IX) LIMITED

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

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GUARANTORS (CONT’D)

Z FACTOR LIMITED

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

CENTESSA PHARMACEUTICALS (OREXIA) LIMITED

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

ULTRAHUMAN TWO LIMITED

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

ULTRAHUMAN FOUR LIMITED

By:/s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

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PURCHASER AGENT:

COCOON SA LLC

By:/s/ David Dubinsky
Name: David Dubinsky
Title: Authorized Signatory

PURCHASER:

THREE PEAKS CAPITAL SOLUTIONS AGGREGATOR FUND

By:/s/ David Dubinsky
Name: David Dubinsky
Title: Authorized Signatory

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